Exhibit 99.1

BitNile Holdings Announces Results of Annual Meeting of Stockholders

LAS VEGAS--(BUSINESS WIRE) – Nov. 23, 2022 -- BitNile Holdings, Inc. (NYSE American: NILE), a diversified holding company (“BitNile” or the “Company”), announced the results of the Company’s 2022 Annual Meeting of Stockholders (the “Meeting”), which was held today, November 23, 2022, at 9:00 a.m. PT, and at which time the nominees for election as directors set forth in Proposal 1 were each re-elected and Proposals 2, 3, 6 and 7 were each approved by the stockholders. Proposals 4 and 5 were not approved by the stockholders.

At the Meeting, the stockholders voted upon and approved the following proposals as described in the Proxy Statement:

•	Election of the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	Ratification of the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

•	Approval of a non-binding advisory basis, the compensation of our named executive officers;

•	Approval of the acceleration of vesting of certain unvested stock grants made in August of 2021 to current members of our board of directors, consisting of an aggregate of 1,000,000 shares of Common Stock, in order to comply with the listing rules of the NYSE American; and

•	Approval of the BitNile 2022 Stock Incentive Plan (the “2022 Plan”).

At the Meeting, the stockholders voted upon and did not approve the following proposals as described in the Proxy Statement:

•	Approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized shares of Class A Common Stock from 500,000,000 to 1,250,000,000; and

•	Approval of the 2022 equity issuances to directors and executive officers of the Company, in order to comply with the listing rules of the NYSE American.

There were no other transactions of other business brought before the Meeting or any further adjournments or postponements thereof.

For more information on BitNile and its subsidiaries, BitNile recommends that stockholders, investors, and any other interested parties read BitNile’s public filings and press releases available under the Investor Relations section at www.BitNile.com or available at www.sec.gov.

About BitNile Holdings, Inc.

BitNile Holdings, Inc. is a diversified holding company pursuing growth by acquiring undervalued businesses and disruptive technologies with a global impact. Through its wholly and majority-owned subsidiaries and strategic investments, BitNile owns and operates a data center at which it mines Bitcoin and provides mission-critical products that support a diverse range of industries, including oil exploration, defense/aerospace, industrial, automotive, medical/biopharma, consumer electronics, hotel operations and textiles. In addition, BitNile extends credit to select entrepreneurial businesses through a licensed lending subsidiary. BitNile’s headquarters are located at 11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141; www.BitNile.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. More information, including potential risk factors, that could affect the Company’s business and financial results are included in the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s Forms 10-K, 10-Q and 8-K. All filings are available at www.sec.gov and on the Company’s website at www.BitNile.com.

Contacts:

IR@BitNile.com or 1-888-753-2235